SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 16, 2005, Sigma-Aldrich Corporation issued a press release announcing the Company’s acquisition of Proligo. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued February 16, 2005 - SIGMA-ALDRICH (NASDAQ: SIAL) TO ACQUIRE PROLIGO GROUP TO STRENGTHEN GENOMICS RESEARCH TOOLS PORTFOLIO.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued February 16, 2005 - SIGMA-ALDRICH (NASDAQ: SIAL) TO ACQUIRE PROLIGO GROUP TO STRENGTHEN GENOMICS RESEARCH TOOLS PORTFOLIO.

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